Exhibit 10.1
AMENDMENT NO. 2 TO THE
CREDIT AGREEMENT
                                                                                                                  Dated as of May 24, 2007
          AMENDMENT NO. 2 TO THE CREDIT AGREEMENT among Goodrich Corporation, a New York corporation (the “Company”), Goodrich FSC, Inc., a Barbados corporation (the “Designated Subsidiary” and together with the Company, the “Borrowers”), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the “Lenders”) and Citibank, N.A., as agent (the “Agent”) for the Lenders.
          PRELIMINARY STATEMENTS:
          (1) The Company, the Designated Subsidiary, the Lenders and the Agent have entered into a Five Year Credit Agreement dated as of May 25, 2005, a letter amendment thereto dated as of December 1, 2006 and a letter waiver thereto dated as of December 15, 2005 (such Credit Agreement, as so amended or otherwise modified through the date hereof, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.
          (2) The Borrowers and the Lenders have agreed to amend the Credit Agreement as hereinafter set forth.
          SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:
     (a) The definition of “Applicable Margin” in Section 1.01 is amended by replacing the grid contained therein with the following:

Public Debt Rating	Applicable Margin for
S&P/Moody’s/ Fitch	Eurocurrency Rate Advances
Level 1 A / A2 / A	0.190%
Level 2 A- / A3 / A-	0.230%
Level 3 BBB+ / Baa1 / BBB+	0.270%
Level 4 BBB / Baa2 / BBB	0.350%
Level 5 BBB- / Baa3 / BBB-	0.425%
Level 6 Lower than Level 5	0.600%
     (b) The definition of “Applicable Percentage” in Section 1.01 is amended by replacing the grid contained therein with the following:

Public Debt Rating
S&P/Moody’s/ Fitch	Applicable Percentage
Level 1 A / A2 / A	0.060%
Level 2 A- / A3 / A-	0.070%
Level 3 BBB+ / Baa1 / BBB+	0.080%
Level 4 BBB / Baa2 / BBB	0.100%
Level 5 BBB- / Baa3 / BBB-	0.125%
Level 6 Lower than Level 5	0.175%
     (c) The definition of “Applicable Utilization Fee” in Section 1.01 is amended by replacing the grid contained therein with the following:

Public Debt Rating	Applicable Utilization
S&P/Moody’s/ Fitch	Fee
Level 1 A / A2 / A	0.050%
Level 2 A- / A3 / A-	0.050%
Level 3 BBB+ / Baa1 / BBB+	0.050%
Level 4 BBB / Baa2 / BBB	0.050%
Level 5 BBB- / Baa3 / BBB-	0.125%
Level 6 Lower than Level 5	0.125%
     (d) The definition of “Letter of Credit Commitment” in Section 1.01 is amended by replacing the phrase “on the signature pages hereto” with the phrase “on Schedule I hereto”:
     (e) The definition of “Public Debt Rating” in Section 1.01 is amended in full to read as follows:
     “Public Debt Rating” means, as of any date, the rating that has been most recently announced (or, as provided in clause (b) below, an implied rating) by any of S&P, Moody’s or Fitch, as the case may be, for any class of non-credit enhanced long-term senior unsecured debt issued by the Company or, if any such rating agency has issued more than one such rating, the lowest of such ratings issued by such rating agency. For purposes of the foregoing, (a) if only one of S&P, Moody’s and Fitch shall have in effect a Public Debt Rating, the Applicable Margin, the Applicable Percentage and the Applicable Utilization Fee shall be determined by reference to the available rating; (b) if none of S&P, Moody’s or Fitch shall have in effect a Public Debt Rating, the Company shall within 45 days obtain an implied rating from S&P, Moody’s or Fitch of the Company’s obligations under this Agreement and, if such implied rating is not obtained within such period, the Applicable Margin, the Applicable Percentage and the Applicable Utilization Fee will be set in accordance with Level 6 under the definition of “Applicable Margin”, “Applicable Percentage” or “Applicable Utilization Fee”, as the case may be; (c) if the ratings established by S&P, Moody’s and Fitch shall fall within two different levels, the Applicable Margin, the Applicable Percentage and the Applicable Utilization Fee shall be based upon the rating established by two of the three rating agencies, (d) if the ratings established by S&P, Moody’s and Fitch shall fall within three different levels, the Applicable Margin, the Applicable Percentage and the Applicable Utilization Fee shall be based upon the middle rating; (e) if any rating established by S&P, Moody’s or Fitch shall be changed, such change shall be effective as of the date on which such change is first announced publicly by the rating agency making such change; and (f) if S&P, Moody’s or Fitch shall change the basis on which ratings are established, each reference to the Public Debt Rating announced by S&P, Moody’s or Fitch, as the case may be, shall refer to the then equivalent rating by S&P, Moody’s or Fitch, as the case may be.
     (f) The definition of “Revolving Credit Commitment” in Section 1.01 is amended by replacing the phrase “on the signature pages hereto” with the phrase “on Schedule I hereto”:
     (g) The definition of “Termination Date” in Section 1.01 is amended by replacing the date “May 25, 2010” with the date “May 25, 2012”:
     (h) Section 2.20(a) is amended by replacing the phrase “first and/or second anniversary” with the phrase “any anniversary”.
     (i) Section 4.01(c) is amended (i) by replacing the date “December 31, 2004” with the date “December 31, 2006” in each place such date appears and (ii) by replacing the date “March 31, 2005” with the date “March 31, 2007” in each place such date appears.
     (j) Section 4.01(c)(ii) is further amended by replacing the phrase “the Effective Date” with the phrase “May 24, 2007”.
     (k) Section 4.01(d) is amended by replacing the phrase “the Effective Date” with the phrase “May 24, 2007”.
     (l) Section 4.01(m) is deleted in full.
     (m) Section 9.12(a) is amended in full to read as follows:
     SECTION 9.12. Designated Subsidiaries. (a) Designation. The Company may at any time, and from time to time, upon not less than five Business Days’ notice in the case of any Subsidiary so designated after the Effective Date, notify the Agent that the Company intends to designate a Subsidiary as a “Designated Subsidiary” for purposes of this Agreement. On or after the date that is five Business Days after such notice, upon delivery to the Agent and each Lender of a Designation Letter duly executed by the Company and the respective Subsidiary and substantially in the form of Exhibit E hereto, such Subsidiary shall thereupon become a “Designated Subsidiary” for all purposes of this Agreement, and, upon fulfillment of the applicable conditions set forth in Section 3.02 and after such Designation Letter is accepted by the Agent, such Subsidiary shall thereupon become a Designated Subsidiary for all purposes of this Agreement and, as such, shall have all of the right s and obligations of a Borrower hereunder. The Agent shall promptly notify each Lender of the Company’s notice of such pending designation by the Company and the identity of the respective Subsidiary. Following the giving of any notice pursuant to this Section 9.07(a), if the designation of such Designated Subsidiary obligates the Agent or any Lender to comply with “know your customer” or similar identification procedures in circumstances where the necessary information is not already available to it, the Company shall, promptly upon the request of the Agent or any Lender, supply such documentation and other evidence as is reasonably requested by the Agent or any Lender in order for the Agent or such Lender to carry out and be satisfied it has complied with the results of all necessary “know your customer” or other similar checks under all applicable laws and regulations.
     If the Company shall designate as a Designated Subsidiary hereunder any Subsidiary not organized under the laws of the United States or any State thereof, any Lender may, with notice to the Agent and the Company, fulfill its Commitment by causing an Affiliate of such Lender to act as the Lender in respect of such Designated Subsidiary (and such Lender shall, to the extent of Advances made to and participations in Letters of Credit issued for the account of such Designated Subsidiary, be deemed for all purposes hereof to have pro tanto assigned such Advances and participations to such Affiliate in compliance with the provisions of Section 9.06).
     As soon as practicable after receiving notice from the Company or the Agent of the Company’s intent to designate a Subsidiary as a Designated Borrower, and in any event no later than five Business Days after the delivery of such notice, for a Designated Subsidiary that is organized under the laws of a jurisdiction other than of the United States or a political subdivision thereof, any Lender that may not legally lend to, establish credit for the account of and/or do any business whatsoever with such Designated Subsidiary directly or through an Affiliate of such Lender as provided in the immediately preceding paragraph (a “Protesting Lender”) shall so notify the Company and the Agent in writing. With respect to each Protesting Lender, the Company shall, effective on or before the date that such Designated Subsidiary shall have the right to borrow hereunder, either (A) notify the Agent and such Protesting Lender that the Commitments of such Protesting Lender shall be terminated; provided that such Protesting Lender shall have received payment of an amount equal to the outstanding principal of its Advances and/or Letter of Credit reimbursement obligations, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Company or the relevant Designated Subsidiary (in the case of all other amounts), or (B) cancel its request to designate such Subsidiary as a “Designated Subsidiary” hereunder.
     (n) Schedule I is amended in full to read as Schedule I attached hereto.
          SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written when, and only when (a) the Agent shall have received counterparts of this Amendment executed by each Borrower and all of the Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment and (b) the Agent shall have additionally received all of the following documents, each such document (unless otherwise specified) dated the date of receipt thereof by the Agent (unless otherwise specified) and in sufficient copies for each Lender, in form and substance satisfactory to the Agent and in sufficient copies for each Lender:
     (i) Certified copies of the resolutions of the Board of Directors of the Company approving this Amendment, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment.

     (ii) A certificate of the Secretary or an Assistant Secretary of the Company certifying the names and true signatures of the officers of the Company authorized to sign this Amendment and the other documents to be delivered hereunder.
     (iii) A favorable opinion of the General Counsel for the Company and of Jones Day, special counsel for the Company, substantially in the form of Exhibits F-1 and F-2 to the Credit Agreement, respectively, and as to such other matters as any Lender through the Agent may reasonably request.
     (iv) A favorable opinion of Shearman & Sterling LLP, counsel for the Agent, in form and substance satisfactory to the Agent.
     This Amendment is subject to the provisions of Section 9.01 of the Credit Agreement.
          SECTION 3. Representations and Warranties of the Company The Company represents and warrants as follows:
     (a) the representations and warranties contained in Section 4.01 of the Credit Agreement, as amended hereby are correct on and as of the date hereof (except to the extent that any expressly relate to any earlier date), as though made on and as of the date hereof, and
     (b) no event has occurred and is continuing that constitutes a Default.
          SECTION 4. Reference to and Effect on the Credit Agreement and the Notes. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.
          (b) The Credit Agreement and the Notes, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.
          SECTION 5. Costs and Expenses The Company agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.
          SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

GOODRICH CORPORATION

By
Title:

GOODRICH FSC, INC.

By
Title:

CITIBANK, N.A.,
as Agent and as Lender

By
Title:

BANK OF AMERICA, N.A.

By
Title:

MERRILL LYNCH BANK USA

By
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION

By
Title:

JPMORGAN CHASE BANK, N.A.

By
Title:

BANK OF MONTREAL

By
Title:

THE BANK OF NEW YORK

By
Title:

CALYON NEW YORK BRANCH

By
Title:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

By
Title:

By
Title:

DEUTSCHE BANK AG NEW YORK BRANCH

By
Title:

By
Title:

MELLON BANK, N.A.

By
Title:

ROYAL BANK OF SCOTLAND PLC

By
Title:

UBS LOAN FINANCE LLC

By
Title:

The undersigned acknowledges and agrees to the restatement of Schedule I to the Credit Agreement in the form attached hereto as Schedule I

NATIONAL CITY BANK

By
Title:

SCHEDULE I
GOODRICH CORPORATION
FIVE YEAR CREDIT AGREEMENT
APPLICABLE LENDING OFFICES

Name of Initial Lender	Revolving Credit Commitment	Letter of Credit Commitment	Domestic Lending Office	Eurodollar Lending Office
Bank of America, N.A.	$46,000,000	$100,000,000	One Independence Center	One Independence Center
			NC1-001-1503	NC1-001-1503
			Charlotte, NC 28255	Charlotte, NC 28255
			Attn: Credit Services	Attn: Credit Services
			T: 704 386-9875	T: 704 386-9875
			F: 704 404-0069	F: 704 404-0069

BMO Capital Markets	$38,000,000		115 South LaSalle Street	115 South LaSalle Street
Financing, Inc.			Chicago, IL 60603	Chicago, IL 60603
			Attn: Betty Rutherford	Attn: Betty Rutherford
			T: 312 750-3885	T: 312 750-3885
			F: 312 750-4345	F: 312 750-4345

The Bank of New York	$19,000,000		One Wall Street	One Wall Street
			New York, NY 10286	New York, NY 10286
			Attn: Larry Geter	Attn: Larry Geter
			T: 212 635-6734	T: 212 635-6734
			F: 212 635-6399	F: 212 635-6399

Calyon New York Branch	$38,000,000		1301 Avenue of the Americas	1301 Avenue of the Americas
			New York, NY 10019	New York, NY 10019
			Attn: Yuri Muzichenko	Attn: Yuri Muzichenko
			T: 212 261-7311	T: 212 261-7311
			F: 212 459-3179	F: 212 459-3179

Citibank, N.A.	$50,000,000	$100,000,000	Two Penns Way	Two Penns Way
			New Castle, DE 19720	New Castle, DE 19720

Credit Suisse	$38,000,000		11 Madison Avenue	11 Madison Avenue
			New York, NY 10010	New York, NY 10010
			Attn: Ed Markowski	Attn: Ed Markowski
			T: 212 538-3380	T: 212 538-3380
			F: 212 538-3477	F: 212 538-3477

	Revolving Credit	Letter of Credit
Name of Initial Lender	Commitment	Commitment	Domestic Lending Office	Eurodollar Lending Office
Deutsche Bank AG	$38,000,000		60 Wall Street	60 Wall Street
New York Branch			New York, NY 10005	New York, NY 10005
			Attn: Chun Cheng	Attn: Chun Cheng
			T: 201 593-2162	T: 201 593-2162
			F: 201 593-2313	F: 201 593-2313

JPMorgan Chase Bank, N.A.	$46,000,000		1111 Fannin St., Floor 10	1111 Fannin St., Floor 10
			Houston, TX 77002	Houston, TX 77002
			Attn: Glenn F. Hector	Attn: Glenn F. Hector
			T: 713 750-7910	T: 713 750-7910
			F: 713 750-2938	F: 713 750-2938

Mellon Bank, N.A.	$19,000,000		Three Mellon Center, Room 1203	Three Mellon Center, Room 1203
			Pittsburgh, PA 15259	Pittsburgh, PA 15259
			Attn: Roxanne Gray	Attn: Roxanne Gray
			T: 412 234-4769	T: 412 234-4769
			F: 412 209-6125	F: 412 209-6125

Merrill Lynch Bank USA	$46,000,000		15 W. South Temple, Ste. 300	15 W. South Temple, Ste. 300
			Salt Lake City, UT 84101	Salt Lake City, UT 84101
			Attn: Julie Young	Attn: Julie Young
			T: 801 526-8331	T: 801 526-8331
			F: 801 359-4667	F: 801 359-4667

The Royal Bank of	$38,000,000		101 Park Avenue, 12th Floor	101 Park Avenue, 12th Floor
Scotland Plc			New York, NY 10178	New York, NY 10178
			Attn: Julie Strelchenko	Attn: Julie Strelchenko
			T: 212 401-1404	T: 212 401-1404
			F: 212 401-1336	F: 212 401-1336

UBS Loan Finance LLC	$38,000,000		677 Washington Boulevard	677 Washington Boulevard
			Stamford, CT 06901	Stamford, CT 06901
			Attn: Shaneequa Thomas	Attn: Shaneequa Thomas
			T: 203 719-3385	T: 203 719-3385
			F: 203 719-3888	F: 203 719-3888

Wachovia Bank, National	$46,000,000		301 South College Street	301 South College Street
Association			NC5562	NC5562
			Charlotte, NC 28288	Charlotte, NC 28288
			Attn: Patrick Phelan	Attn: Patrick Phelan
			T: 704 374-7115	T: 704 374-7115
			F: 704 374-4793	F: 704 374-4793

Total:	$500,000,000	$200,000,000